                            MFS(R) GLOBAL EQUITY FUND

             Supplement dated June 1, 1999 to the Current Prospectus



This Supplement describes the fund's Class J Shares, and it supplements certain information in the fund's Prospectus dated March 1, 1999. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

Class J shares are available for purchase only by Japanese investors. Class J shares may only be offered or sold outside the United States and this supplement does not constitute an offer of class J shares to any person who resides within the United States.

1.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Shareholder Fees (fees paid directly from your investment)

                                                                        Class J

     Maximum Sales Charge (Load) Imposed on Purchase
         (as a percentage of offering price).........................    3.00%

     Maximum Deferred Sales Charge (Load) (as a percentage
         of original purchase price or redemption proceeds,
         whichever is less)..........................................    None


    Annual Fund Operating Expenses (expenses that are deducted from fund assets)

         Management Fees.............................................    1.00%
         Distribution and Service (12b-1) Fees.......................    0.95%
         Other Expenses(1) (2).......................................    0.35%
                                                                         -----
         Total Annual Fund Operating Expenses........................    2.30%
-----------------------

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and therefore do not represent the actual expenses of the fund.

(2) "Other Expenses" are estimated.

     Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Class J expenses are as follows:

              Share Class            Year 1             Year 3
              -----------            ------             ------

              Class J shares          $527                 $997

2.   DESCRIPTIONS OF SHARE CLASSES

     Five classes of shares of the fund currently are offered for sale, class A shares, class B shares, class C shares, class I shares and class J shares. Class A shares, class B shares, class C shares and class I shares are described in the fund's prospectus and are available for purchase by the general public or by certain institutional investors, and class J shares are described below.

     Class J Shares. Class J shares are offered exclusively to Japanese investors through financial institutions in Japan. Class J shares are offered at net asset value plus an initial sales charge as follows:

                                         Sales Charge as
                                          Percentage of:

Amount of Purchase                                   Net Amount
                                Offering Price        Invested
All amounts                          3.00%              3.09%


     Distribution and Service Fees. The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of J shares and the services provided to you by your financial adviser. The class J annual distribution and service fees are equal to 0.95% shares (0.25% service fee and 0.70% distribution fee), and are paid out of the assets of class J. These fees are paid to MFD by the fund, and MFD in turns pays a portion of these fees to dealers.

3.       HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

     How to Purchase Shares. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is 100 shares and the minimum subsequent investment is 10 shares. Investments may only be made in increments of 10 shares.


     How to Exchange Shares. Some or all of the Class J shares in an account with the fund for which payment has been received by the fund (i.e., an established account) may be exchanged for class J shares of any of the other funds in the MFS Family of Funds ("MFS Funds") offered through your financial institution at net asset value. Class J shares do not convert to any other class of shares of the fund.


     How to Redeem Shares. You may withdraw all or any portion of the value of your account on any date the fund is open for business by selling your shares to the fund through a dealer, who may charge you a fee. If the dealer receives your order prior to the close of regular trading on the New York Stock Exchange and communicates it to MFS before the close of the business on the same day, you will receive the net asset value calculated on that day, reduced by an amount of any income tax required to be withheld.


4.   INVESTOR SERVICES AND PROGRAMS

     The shareholder services, as described in the Prospectus, do not apply to Class J shares, except that shareholders will receive confirmation statements and tax information and will receive all dividend and capital gain distributions in cash.





                  The date of this Supplement is June 1, 1999.